SECOND AMENDMENT TO CREDIT AGREEMENT


     WHITEFORD FOODS VENTURE, L.P., a Texas limited partnership with an address at 770 N. Center Street, Versailles, Ohio 45380 (the "Borrower"),
PNC BANK, OHIO, NATIONAL ASSOCIATION, a national banking association (the "Agent"), THE FIFTH THIRD BANK OF WESTERN OHIO, N.A., a national banking association with offices located at 123 Market Street, Piqua, Ohio 45356, and PNC BANK, OHIO, NATIONAL ASSOCIATION, a national banking association with offices located at 112 West Second Street, Dayton, Ohio 45402 (each individually a "Lender" and collectively "Lenders"), agree as follows:


     1. RECITALS.

        1.1 The Borrower, the Agent and the Lenders entered into a Credit Agreement dated June 13, 1994, and an Amendment to Credit Agreement dated March 31, 1995 (collectively, the "Credit Agreement"). Capitalized terms used herein shall have the meanings given such terms in the Credit Agreement.

        1.2 The Borrower, the Agent and the Lenders desire to further amend the Credit Agreement.

     2. AMENDMENT.

        2.1 Section 2.2 shall be amended to change the title thereof to "Term Loan A", and to change all references in Section 2.2 to the "Term Loan" to "Term Loan A", and to change all references in Section 2.2 to the "Term Notes" to "Term Notes A".

        2.2. The following shall be added to the Credit Agreement as a new
Section 2.2.1:

       "2.2.1 TERM LOAN B.

       (a) Each of the Lenders severally agrees, on the terms and conditions hereinafter set forth, to make a term loan (the "Term Loan B") to Borrower in the aggregate principal sum of FIVE HUNDRED
       THOUSAND DOLLARS ($500,000.00), in an amount equal to such Lender's Ratable Portion. Borrower's obligation to repay the Term Loan
       B shall be evidenced by its two promissory notes (the "Term Notes
       B") in the form of the notes attached hereto as Exhibit 2.2.1, executed and delivered to each of the Lenders, respectively, on, and dated ________,1995. Principal and interest under the Term Notes B will be payable in 60 monthly installments, due on the first day of each calendar month, commencing June 1, 1995, with a final payment on May 1, 2000.

       (b) Interest shall accrue under the Term Loan B from the date of the Term Notes B until maturity, and shall be calculated and charged, all based upon the terms of the Term Notes B. After the occurrence of an Event of Default, the Term Loan B shall bear interest until paid at the Default Rate; this provision does not


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       constitute a waiver of any Events of Default or an agreement by the
       Agent, on behalf of Lenders, or by Lenders, to permit any late payments whatsoever."

       2.2 The following shall be added to the Credit Agreement as a new
       Section 2.10:

       "2.10 OTHER LOANS. Lenders may lend additional sums to Borrower, and Borrower may borrow additional sums from Lender hereafter from time to time (the "Additional Loans"), and upon such terms and conditions as the parties may agree and any such additional loans shall be made under, and shall be subject to the terms of this Credit Agreement, where provided for in the notes evidencing such Additional Loans ("Additional Notes"), provided, however, that nothing herein shall be construed as to obligate Lenders to make any additional loans to Borrower."

       2.3 Exhibit 1 is amended to delete the definition of "Loans" and to insert the following as a substitute:

  " 'Loans' means the Revolving Loans, the Term Loan A, the Term Loan B, the Additional Loans, the Mortgage Loan and the Construction and Term Loan, collectively, as any of them may be amended or supplemented from time to time."

       2.4 Exhibit 1 is amended to delete the definition of "Notes" and to insert the following as a substitute:

  " 'Notes' means the Revolving, Notes, the Term Notes A, the Term Notes B, the Additional Notes, the Mortgage Notes, and the Construction and Term Notes, collectively, as any of them may be amended or supplemented from time to time."

  3. REPRESENTATIONS AND WARRANTIES. To induce the Lender to enter into this Second Amendment to Credit Agreement (this "Amendment"), the Borrower represents and warrants as follows:

     3.1 The representations and warranties of the Borrower contained in
Section 3 of the Credit Agreement are deemed to have been made again on and as of the date of execution of this Amendment and will apply to this Amendment and the Term Notes B between the Borrower and the Lenders of even date herewith.

     3.2 No Event of Default (as such term is defined in Section 8 of the Credit Agreement) or event or condition which with the lapse of time or giving of notice or both would constitute an Event of Default exists on the date hereof.

     3.3 The person executing this Amendment and the Term Notes B is a duly elected and acting officer of the Borrower and is duly authorized by the Board of Directors of the Borrower to execute and deliver this Amendment and the Term Notes B on behalf of the Borrower.

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  4. CONDITIONS. The Agent's and Lenders' consent to this Second Amendment is subject to the following conditions:

     4.1 The Borrower shall have executed and delivered to the Lenders the Term Notes B.

     4.2 The Lender shall have been furnished copies, certified by the Secretary or Assistant Secretary of the Borrower, of resolutions of the Board of Directors of the Borrower authorizing the execution of this Amendment, the Term Notes B, the Exhibits hereto and all other documents executed in connection herewith.

     4.3 The representations and warranties of the Borrower in this Section 3 herein shall be true.

  5.  GENERAL.

     5.1 Except as expressly modified herein, the Credit Agreement, as amended, is and remains in full force and effect.

     5.2 Nothing contained herein will be construed as waiving any default or Event of Default under the Credit Agreement or will affect or impair any right, power or remedy of the Lender under or with respect to the Loans, the Credit Agreement, as amended, the Notes, as amended, the Security Documents, as amended, or any agreement or instrument guaranteeing, securing or otherwise relating to any of the Loans.

     5.3 This Amendment will be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns.

     5.4 All representations, warranties and covenants made by the Borrower herein will survive the execution and delivery of this Amendment.

     5.5 This Amendment will in all respects be governed and construed in accordance with the laws of the State of Ohio.

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  Signed at __________________ this ______________ day of April, 1995.

                                 WHITEFORD FOODS VENTURE, L.P.,
                                 a Texas limited partnership

                                 By: G/W FOODS, INC., general partner,
                                     a Texas corporation

                                       By:  /s/ Albert D. Greenaway
                                            ------------------------------
                                       Print Name: ALBERT D. GREENAWAY
                                                   -----------------------
                                       Title:      PRESIDENT
                                                   -----------------------

PNC BANK, OHIO, NATIONAL ASSOCIATION, as Agent a national banking association

By:
    ---------------------------------
Print Name:
            -------------------------
Title:
       ------------------------------

THE FIFTH THIRD BANK OF WESTERN OHIO, N.A., a national banking association

By:
    ---------------------------------
Print Name:
            -------------------------
Title:
       ------------------------------

PNC BANK, OHIO, NATIONAL ASSOCIATION,
a national banking association

By:
    ---------------------------------
Print Name:
            -------------------------
Title:
       ------------------------------

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STATE OF OHIO
         ------------------------- )
                                   )SS:
COUNTY OF MONTGOMERY
         ------------------------- )

     The foregoing instrument was acknowledged before me this 14th day of April, 1995 by ALBERTO GREENAWAY, PRESIDENT of G/W Foods, Inc., a Texas corporation, on behalf of the corporation as general partner of Whiteford Foods Venture, L.P., a Texas limited partnership.

                                       /s/ Barbara Bordewisch Beam
                                       ----------------------------
                                       Notary Public

STATE OF
         ------------------------- )
                                   )SS:
COUNTY OF
         ------------------------- )

      The foregoing instrument was acknowledged before me this ___ day of March, 1995 by __________________, ____________________ of The Fifth Third
Bank of Western Ohio, N.A., a national banking association, on behalf of the association.

                                       --------------------------
                                       Notary Public

STATE OF
         ------------------------- )
                                   )SS:
COUNTY OF
         ------------------------- )

      The foregoing instrument was acknowledged before me this ___ day of March, 1995 by __________________, ____________________ of PNC Bank, Ohio,
National Association, a national banking association, on behalf of the association.

                                       --------------------------
                                       Notary Public

                                       14